UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 11, 2010

LOWE'S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                 Other Events.

Lowe’s Companies, Inc. (the “Company”) has approved amendments to paragraph 14 of the Company’s Corporate Governance Guidelines (the “Guidelines”).  The amendments revise the responsibilities of the Lead Director to specify that they shall include the responsibility to approve information sent to the Board and approve meeting agendas for the Board.

A copy of paragraph 14 of the Guidelines as amended is attached hereto as Exhibit 99.1.  The Guidelines, as amended, will be promptly reposted on the Company’s web site.

Item 9.01.                Financial Statements and Exhibits.

(d)	Exhibits

99.1	Copy of paragraph 14 of the Company’s Corporate Governance Guidelines, as amended (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: May 11, 2010	By:	/s/ Gaither M. Keener, Jr.
Gaither M. Keener, Jr, Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Copy of paragraph 14 of the Company’s Corporate Governance Guidelines, as amended (filed herewith).